UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2008

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

Delaware	0-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 545-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K is being filed for the purpose of amending the Current Report on Form

8-K dated May 7, 2008 filed by Nanometrics Incorporated, a Delaware corporation (the “Company”) with the Securities and Exchange Commission on May 9, 2008 announcing the entry into an Asset Purchase Agreement for substantially all of the assets of Tevet Process Control Technologies, Ltd., a company formed under the laws of Israel (“Tevet”).

The information previously reported in the Current Report on Form 8-K dated May 7, 2008 is hereby incorporated by reference into this Current Report on Form 8-K/A. This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K dated May 7, 2008 to provide the following items:

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Tevet and its subsidiary as of and for the years ended December 31, 2007 and 2006.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined financial statements as of and for the year ended December 29, 2007 and as of and for the three months ended March 29, 2008.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this item are included in this Amendment No. 1 to the Current Report on Form 8-K as Exhibit 99.1.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item is included in this Amendment No. 1 to the Current Report on Form 8-K as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Brightman Almagor Zohar & Co., Certified Public Accountants, a member of Deloitte Touche Tohmatsu, Independent Registered Public Accounting Firm.
99.1	Audited Consolidated Financial Statements of Tevet Process Control Technologies, Ltd. and its subsidiary as of and for the years ended December 31, 2007 and 2006 and Report of Independent Auditors therein.
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Tevet Process Control Technologies, Ltd. and Nanometrics Incorporated as of and for the year ended December 29, 2007 and as of and for the three months ended March 29, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2008	NANOMETRICS INCORPORATED

/s/ Gary C. Schaefer
Gary C. Schaefer Chief Financial Officer and Vice President of Finance and Administration

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Brightman Almagor Zohar & Co., Certified Public Accountants, a member of Deloitte Touche Tohmatsu, Independent Registered Public Accounting Firm.
99.1	Audited Consolidated Financial Statements of Tevet Process Control Technologies, Ltd. and its subsidiary as of and for the years ended December 31, 2007 and 2006 and Report of Independent Auditors therein.
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Tevet Process Control Technologies, Ltd. and Nanometrics Incorporated as of and for the year ended December 29, 2007 and as of and for the three months ended March 29, 2008.